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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 Date of Report (Date of earliest event
                          reported) September 25, 1997

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                       IRVINE APARTMENT COMMUNITIES, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     0-22569                    33-0587829
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(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)

550 Newport Center Drive, Suite 300, Newport Beach, California      92660
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         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (714) 720-5500
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     ITEM 5.  OTHER EVENTS

     Exhibits are filed herewith in connection with the issuance by Irvine Apartment Communities, L.P. (the "Operating Partnership") of $100,000,000 aggregate principal amount of the Operating Partnership's 7% Notes due 2007 pursuant to the Operating Partnership's Registration Statement on Form S-3 (File No. 333-27181).

     ITEM 7.  EXHIBITS

                                    EXHIBITS

Exhibit 1.1 - Underwriting Agreement dated September 25, 1997 between the
              Operating Partnership, Irvine Apartment Communities, Inc. and J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the underwriters.

Exhibit 4.1 - Indenture (the "Indenture") dated as of October 1, 1997 between the Operating Partnership and First Trust of California, National Association, as Trustee (the "Trustee").

Exhibit 4.2 - Supplemental Indenture (the "Supplemental Indenture") dated as of October 1, 1997 between the Operating Partnership and the Trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IRVINE APARTMENT COMMUNITIES, INC.

                                         By: Irvine Apartment Communities,
                                             Inc., its sole general partner

Date:   October 1, 1997                  By:  /s/  Shawn Howie
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                                              Shawn Howie
                                              Vice President, Corporate Finance,
                                               and Controller

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